UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2012 (October 22, 2012)

ANNAPOLIS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1000 Bestgate Road, Annapolis, Maryland 21401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On October 22, 2012, Annapolis Bancorp, Inc. (“ANNB”), the parent company of BankAnnapolis (“ANNB Bank”), and F.N.B. Corporation (“FNB”) the parent company of First National Bank of Pennsylvania (“FNB Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which ANNB will merge with and into FNB (the “Merger”). Promptly following consummation of the Merger, it is expected that ANNB Bank will merge with and into FNB Bank (the “Bank Merger”).

Under the terms of the Merger Agreement, shareholders of ANNB will receive 1.143 shares (the “Exchange Ratio”) of FNB common stock for each share of common stock they own. In addition, a cash credit related adjustment provides that shareholders of ANNB may receive up to an additional $0.36 per share in cash for each share of ANNB common stock they own, dependent on ANNB’s ability to resolve an agreed-upon credit matter. The Merger Agreement also provides that all options to purchase ANNB stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) shall be converted into fully vested and exercisable options to purchase shares of FNB common stock, as adjusted for the Exchange Ratio.

The Merger Agreement provides that each outstanding share of ANNB’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “ANNB TARP Preferred”), unless repurchased or redeemed prior to the Merger, will be converted into the right to receive one share of FNB preferred stock with substantially the same rights, powers and preferences as the ANNB TARP Preferred. The outstanding warrant (the “ANNB TARP Warrant”) to purchase ANNB common stock, which was issued on January 30, 2009 to the United States Department of the Treasury (“Treasury”) will be converted into a warrant to purchase FNB common stock, subject to appropriate adjustments to reflect the Exchange Ratio. Subject to the receipt of requisite regulatory approvals, the parties have agreed to use their best efforts to have the ANNB TARP Preferred either purchased by FNB or one of its subsidiaries, in which case it is expected to be extinguished upon consummation of the Merger, or repurchased or redeemed by ANNB. FNB also may elect to have the ANNB TARP Warrant purchased, redeemed or repurchased.

The Merger Agreement contains (a) customary representations and warranties of ANNB and FNB, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of ANNB and FNB to conduct their respective business in the ordinary course until the Merger is completed; and (c) covenants of ANNB and FNB not to take certain actions during such period. ANNB has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of ANNB, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed by FNB with the SEC to register shares of FNB common stock to be offered to ANNB shareholders, absence of a material adverse effect, receipt of tax opinions, and the absence of any injunctions or other legal restraints.

The Merger Agreement also contains certain termination rights for ANNB and FNB, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger

Agreement; if, subject to certain conditions, the Merger has not been completed by June 30, 2013; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; a significant reduction in the market value of FNB common stock prior to the closing; ANNB’s shareholders failing to approve the transaction by the required vote; entry by the Board of Directors of ANNB into an alternative business combination transaction pursuant to a superior proposal, as defined; or the failure by the Board of Directors of ANNB to recommend the Merger to its shareholders. If the Merger is not consummated under certain circumstances, ANNB has agreed to pay FNB a termination fee of $2.5 million.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which will be filed by amendment as Exhibit 2.1.

ITEM 7.01 Regulation FD Disclosure

On October 22, 2012, FNB and ANNB issued a joint press release concerning the proposed Merger (discussed in Item 1.01 hereof). This press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

FNB will file with the SEC a registration statement on Form S-4 concerning the Merger. The registration statement will include a prospectus for the offer and sale of FNB common stock to ANNB shareholders, which will be combined with the proxy statement of ANNB for the solicitation of proxies from ANNB’s shareholders for use at the meeting at which the Merger will be voted upon. The prospectus/proxy statement and other documents filed by FNB and ANNB with the SEC will contain important information about FNB, ANNB and the Merger. We urge investors and ANNB shareholders to read carefully the prospectus/proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. ANNB shareholders in particular should read the prospectus/proxy statement carefully before making a decision concerning the Merger.

Investors and shareholders will be able to obtain a free copy of the prospectus/proxy statement — along with other filings containing information about FNB and ANNB — at the SEC’s website at http://www.sec.gov. Copies of the prospectus/proxy statement, and the filings with the SEC incorporated by reference in the prospectus/proxy statement, can also be obtained (when available) free of charge by directing a request to Edward Schneider, Chief Financial Officer, Annapolis Bancorp, Inc., 1000 Bestgate Road, Suite 400, Annapolis, Maryland, 21401, telephone 410-224-4455.

ANNB and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning ANNB’s directors and executive officers will be set forth in the prospectus/proxy statement relating to the Merger. Information concerning ANNB’s directors and executive officers is also set forth in its proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report contains forward-looking information about Annapolis Bancorp, Inc., and the combined operations of Annapolis Bancorp, Inc. and F.N.B. Corporation after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. ANNB cautions readers not to place undue reliance on these statements. FNB’s and ANNB’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of their business strategy due to changes in current or future market conditions; the amount of ANNB’s non-performing assets and loan charge-offs; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. Annapolis Bancorp, Inc. undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit	Description

99.1	Joint press release of F.N.B. Corporation and Annapolis Bancorp, Inc. dated October 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated: October 22, 2012

/s/ Richard M. Lerner
Richard M. Lerner,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Joint press release of F.N.B. Corporation and Annapolis Bancorp, Inc. dated October 22, 2012